UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 9, 2007
(Date of earliest event reported)

GS Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-120274	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York		10004
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

Amendment No. 1 dated as of November 9, 2007 to Pooling and Servicing Agreement, dated as of May 1, 2005, among the GS Mortgage Securities Corp., as depositor, Washington Mutual Bank, as successor in interest to Long Beach Mortgage Company, as master servicer and responsible party, Deutsche Bank National Trust Company, as trustee and Wachovia Bank, National Association, as co-trustee.

Item 9.01.		Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits:

4.1. Amendment No. 1 dated as of November 9, 2007 to Pooling and Servicing Agreement, dated as of May 1, 2005, among the GS Mortgage Securities Corp., as depositor, Washington Mutual Bank, as successor in interest to Long Beach Mortgage Company, as master servicer and responsible party, Deutsche Bank National Trust Company, as trustee and Wachovia Bank, National Association, as co-trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Kevin Gasvoda
Name:	Kevin Gasvoda
Title:	Vice President

Dated: November 13, 2007